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Exhibit T3E.2

        LETTER OF TRANSMITTAL AND CONSENT

River Rock Entertainment Authority

OFFER TO EXCHANGE
ANY AND ALL OF OUR OUTSTANDING
9 3/4% SENIOR NOTES DUE 2011
(CUSIP NO. 768369AB6 AND ISIN NO. US768369AB61)
FOR
CASH AND EITHER
9% NOTES DUE 2018
(CUSIP NO. 768369AF7 AND ISIN NO. US768369AF75)
OR
7 1/2% TAX-EXEMPT NOTES DUE 2018
(CUSIP NO. 768369AG5 AND ISIN NO. US768369AG58)
AND
SOLICITATION OF CONSENTS TO AMENDMENTS AND
WAIVER OF THE RELATED INDENTURE

Pursuant to the Offering Circular and Consent Solicitation Statement dated November 18, 2011
(as may be supplemented from time to time, the "Offering Circular")

THE EXCHANGE OFFER AND CONSENT SOLICITATION (THE "OFFER AND CONSENT SOLICITATION") WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 19, 2011, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). EXISTING NOTES VALIDLY TENDERED AND CONSENTS VALIDLY DELIVERED MAY BE WITHDRAWN AND REVOKED AT ANY TIME PRIOR TO THE WITHDRAWAL DEADLINE (AS HEREINAFTER DEFINED). YOU WILL BE ELIGIBLE TO RECEIVE THE CONSENT PREMIUM ONLY IF YOU VALIDLY TENDER YOUR EXISTING NOTES AND, CONSEQUENTLY, CONSENT (AND DO NOT VALIDLY WITHDRAW AND, CONSEQUENTLY, REVOKE YOUR CONSENT) PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 5, 2011 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED THE "CONSENT DATE"). THE OFFER AND CONSENT SOLICITATION IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE ACCOMPANYING OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL AND CONSENT (TOGETHER, AS EACH MAY BE SUPPLEMENTED FROM TIME TO TIME, THE "OFFER DOCUMENTS"). HOLDERS SHOULD CAREFULLY READ THE OFFERING DOCUMENTS IN THEIR ENTIRETY. ALL CAPITALIZED TERMS THAT ARE NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN THE OFFERING CIRCULAR.

        Holders wishing to participate in the Offer and Consent Solicitation, except Holders executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company, as depository ("DTC"), should complete, sign and submit this Letter of Transmittal to D.F. King & Co., Inc. (the "Information Agent," the "Exchange Agent" and the "Depositary") at the address set forth below.

By mail, by hand or by overnight courier:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Elton Bagley

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

        Questions regarding the Offer and Consent Solicitation or the completion of this Letter of Transmittal should be directed to the Information Agent and Exchange Agent at the following telephone numbers:

D.F. King & Co., Inc.

48 Wall Street New York, NY 10005
Banks and Brokers call: (212) 269-5550
All others call toll free: (800) 714-3313

Email: RREA@dfking.com

November 18, 2011

GENERAL TERMS OF THIS OFFER AND CONSENT SOLICITATION

        This Letter of Transmittal and Consent and the Instructions hereto (this "Letter of Transmittal"), together with the accompanying Offering Circular is sent by River Rock Entertainment Authority (the "Authority," "we," "us" or "our"), an unincorporated governmental instrumentality of the Dry Creek Rancheria Band of Pomo Indians, a federally recognized Indian tribe, in connection with the Offer and Consent Solicitation, described below.

Exchange Offer

        Upon the terms and subject to the conditions set forth in the Offer Documents, we are offering to each Holder of 9 3/4% Senior Notes due 2011 (the "Existing Notes") of the Authority outstanding as of the date of this Letter of Transmittal to exchange each $1,000 principal amount of Existing Notes tendered, and not validly withdrawn, by such Holder prior to the Expiration Date for:

  •
  an amount in cash (the "Principal Payment") equal to the product of $1,000 and the amount obtained by dividing Total Available Cash (as hereinafter defined) by the total principal amount of Existing Notes accepted for exchange pursuant to the Offer; and

  •
  $1,000 minus the Principal Payment in principal amount of, at the Holder's option, new 9% Senior Notes due 2018 (the "New Series A Notes") or new 7 1/2% tax-exempt Series B Senior Notes due 2018 (the "New Series B Notes" and, collectively with the New Series A Notes, the "New Notes") or any combination thereof; provided that the Authority may not issue in excess of $100 million aggregate principal amount of New Series B Notes or $200 million aggregate principal amount of New Notes (collectively, the "Exchange Consideration").

        Total Available Cash equals $18.5 million minus the total Consent Consideration (as described in the Offering Circular) payable with respect to all Existing Notes for which Consents to the Proposed Amendments and Waiver have been validly delivered (and not validly revoked) pursuant to the Offer. The Principal Payment will be applied as a principal pay down on the Existing Notes that are validly tendered and not validly withdrawn.

        When tendering, you will have the option to specify if you wish to receive in exchange for your Existing Notes New Series A Notes or New Series B Notes or a combination of both and in what proportion, provided that the Authority will not issue in excess of $100 million in aggregate principal amount of New Series B Notes. The total principal amount of New Series A Notes and New Series B Notes elected must equal the amount of Existing Notes being tendered for exchange. Failure to make an election will, assuming an otherwise valid tender, be deemed an election to receive New Series B Notes unless they are fully subscribed for by Holders who have expressly elected to receive New Series B Notes, in which case you will receive New Series A Notes. If, when including all tenders by Holders who have failed to make an election, our offer to exchange Existing Notes for New Series B Notes is over-subscribed, we will allocate New Series B Notes first to Holders who have requested New Series B Notes and then allocate the remainder among Holders who have failed to make an election as necessary to ensure an equitable allocation of New Series B Notes among all such Holders and issue New Series A Notes for the balance. If you tender $50,000 or more in principal amount of Existing Notes, and your Existing Notes are accepted for exchange, you will be eligible to receive the Principal Payment owed to you in cash, and to the extent the balance of the Exchange Consideration owed to you in the form of New Notes would result in an odd lot (a denomination of less than $1,000), you will receive cash in lieu of such odd lot. If you tender less than $50,000 in principal amount of Existing Notes, and your Existing Notes are accepted for exchange, you will not receive the Principal Payment in cash, but will receive the Exchange Consideration exclusively in the form of New Notes.

Consent Solicitation

        In connection with the Offer, we are hereby also soliciting Consents from the Holders to (1) the Waiver of (A) existing defaults or events of default, including with respect to the payment of principal and interest, under the Existing Indenture and (B) the right to have the Authority file reports with the Securities and Exchange Commission (the "Commission") under the Existing Registration Rights Agreement, (2) the termination of the Existing Collateral Agreement and (3) certain amendments described herein under "Proposed Amendments and Waiver" to the Existing Indenture and Existing Collateral Documents.

        The Proposed Amendments remove substantially all protective covenants and events of default from the Existing Indenture, other than those relating to the Authority's obligations to pay principal and interest due on the Existing Notes, and subordinate the liens on the Authority's assets securing the Existing Notes to the liens securing the New Notes and Additional Parity Debt. For a description of each of the Proposed Amendments and Waiver, see "Proposed Amendments and Waiver" in the Offering Circular.

        Upon the terms and subject to the satisfaction or waiver of the conditions to the Offer and Consent Solicitation set forth in the Offer Documents, we hereby offer to pay each Holder of Existing Notes who validly delivers (and does not validly revoke) its Consent to the Proposed Amendments and Waiver on or prior to the Expiration Date the Consent Consideration, which shall be composed of:

  •
  a cash "Consent Payment" equal to the accrued and unpaid interest on the principal amount of Existing Notes in respect of which such Consent has been validly delivered (and not validly revoked) up to, but not including, November 1, 2011; and

  •
  if such Consent has been validly delivered (and not validly revoked) on or prior to the Consent Date, a cash "Consent Premium" equal to the interest on such Existing Notes computed at the rate of 9 3/4% per annum from, and including, November 1, 2011 to, but not including, the Acceptance Date.

        You must tender your Existing Notes by the Consent Date to be eligible to receive the Consent Premium. The Principal Payment, Exchange Consideration, Consent Payment and Consent Premium are collectively referred to herein as the "Total Consideration".

        Any Holder who tenders Existing Notes in the Offer is obligated to deliver a Consent to the Proposed Amendments and Waiver, and any Holder who submits a Consent to such Proposed Amendments and Waiver is obligated to tender such Holder's Existing Notes. Holders must tender their Notes in order to deliver a Consent.

        Holders who validly tender (and do not validly withdraw) their Existing Notes pursuant to the Offer and validly deliver (and do not validly revoke) their Consent to the Proposed Amendments and Waiver on or prior to the Expiration Date will receive the Consent Consideration, but the Consent Consideration will only include the Consent Premium if such tender is made on or prior to the Consent Date.

        The Offer and Consent Solicitation is not being made to, nor will the Authority accept tenders of Existing Notes from, Holders in any jurisdiction in which the Offer or acceptance thereof and the Consent Solicitation would not be in compliance with securities or "Blue Sky" laws of such jurisdiction.

Withdrawal

        Tenders of Existing Notes pursuant to the Offer may be validly withdrawn and corresponding Consents delivered pursuant to the Consent Solicitation may be validly revoked at any time on or prior to the date when the Proposed Amendments are adopted and the Supplemental Existing Indenture becomes effective (such date, the "Withdrawal Deadline") by following the procedures described in the Offering Circular under the caption "Withdrawal of Tenders and Revocation of Consents" and as set forth herein. Tenders of Existing Notes also may be withdrawn if the Offer is terminated without any Existing Notes being exchanged thereunder.

        A valid withdrawal of tendered Existing Notes on or prior to the Withdrawal Deadline shall be deemed a valid revocation of the related Consent. A Holder may not validly revoke a Consent unless such Holder validly withdraws the previously tendered Existing Notes to which such Consent relates.

        Any Existing Notes validly tendered on or prior to the Withdrawal Deadline that are not validly withdrawn on or prior to the Withdrawal Deadline may not be withdrawn thereafter, unless this Offer is terminated without any Existing Notes being exchanged or as required by applicable law. See "Withdrawal of Tenders and Revocation of Consents" in the Offering Circular.

        The Authority may extend or otherwise amend the Consent Date or the Expiration Date or waive conditions to the Offer and Consent Solicitation without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights of the Holders, except as required by law.

        A Holder who validly withdraws previously tendered Existing Notes prior to the Consent Date and does not validly re-tender Existing Notes prior to the Expiration Date will not receive the Exchange Consideration or the Consent Consideration. A Holder who validly withdraws previously tendered Existing Notes and validly re-tenders such Existing Notes prior to the Expiration Date will receive the Exchange Consideration and the Consent Consideration, but the Consent Consideration will only include the Consent Premium if such re-tender is made prior to the Consent Date. A Letter of Transmittal delivered prior to the Consent Date purporting to tender and not consent to the Proposed Amendments and Waiver will not be valid.

Consequences of not Tendering

        Holders who do not tender their Existing Notes prior to the Expiration Date will continue to hold their Existing Notes. Existing Notes that are not tendered and accepted for exchange pursuant to the Offer will remain obligations of the Authority, but, if the Requisite Consents are received and the Proposed Amendments and Waiver become operative, such Existing Notes will be subject to the terms of the Supplemental Existing Indenture and the Supplemental Existing Collateral Documents and the rights of the holders of New Notes and of Subordinated Notes. For a description of certain consequences of not tendering Existing Notes, please see "Certain Considerations" in the Offering Circular.

Procedures for Tendering

        This Letter of Transmittal is to be completed by a Holder desiring to tender Existing Notes, unless such Holder is executing the tender through DTC's ATOP. This Letter of Transmittal need not be completed by a Holder tendering through ATOP. Holders who wish to tender through DTC's ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

        For a description of certain procedures to be followed in order to tender or withdraw Existing Notes (through ATOP or otherwise), see "Procedures for Tendering Existing Notes and Delivering Consents" in the Offering Circular and the Instructions to this Letter of Transmittal.

        Unless you execute your tender through the ATOP procedures of DTC, you must complete, sign and return this Letter of Transmittal to the Exchange Agent at the address set forth below in order to tender your Existing Notes and be eligible to receive the Exchange Consideration and the Consent Consideration.

To complete this Letter of Transmittal you must:

  •
  complete the box below entitled "Method of Delivery";

  •
  sign the Letter of Transmittal by completing the box entitled "Please Sign Here"; and

  •
  complete the Substitute Form W-9 or another appropriate form, as described under "Important Tax Information" below.

Please return the completed and signed Transmittal Letter to the Exchange Agent at:

By mail, by hand or by overnight courier:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Attention: Elton Bagley

TENDER OF NOTES AND DELIVERY OF CONSENTS

        This form need not be completed by Holders tendering Existing Notes and delivering Consents through ATOP.

        Please check the box to confirm whether you wish to receive New Series A Notes, New Series B Notes, or a combination of both New Series A and New Series B Notes in exchange for your Existing Notes, and complete the forms below. Failure to check any box will, assuming an otherwise valid tender, be deemed an election to receive New Series B Notes unless they are fully subscribed for (including the aggregate principal amount of all Holders who do not indicate a preference) in which case you will receive New Series A Notes:

  ☐    New Series A Notes only

  ☐    New Series B Notes only; provided that the Authority may not issue in excess of $100 million of New Series B Notes.*

  ☐    A combination of New Series A Notes and New Series B Notes* as indicated below (the total principal amount of New Series A Notes and New Series B Notes elected must equal the amount of Existing Notes being tendered for exchange)

  *
  If our offer to exchange Existing Notes for New Series B Notes is over-subscribed, we will reduce the principal amount of New Series B Notes and increase the principal amount of New Series A Notes that we will issue to each exchanging Holder as necessary to ensure an equitable allocation of New Series B Notes among all requesting Holders in proportion to the total amount of New Series B Notes requested. Provided, for purposes of calculating the amount of New Series B Notes, Holders electing to receive New Series B Notes shall not be reduced in the amount of New Series B Notes they receive by Holders "deemed" to have elected New Series B Notes.

        Indicate in the boxes below the aggregate principal amount of Existing Notes that the undersigned Holder(s) will tender for exchange pursuant to the Offer. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. See Instruction 11. By tendering an Existing Note for exchange pursuant to the Offer, the Holder(s) will also deliver a Consent to the Proposed Amendments and Waiver with respect to such Existing Note pursuant to the Offer and Consent Solicitation. Existing Notes may only be tendered (and Consents may only be delivered with respect to Existing Notes tendered) in aggregate principal amounts of $1,000 or integral multiples thereof.

ELECTION TO EXCHANGE FOR NEW SERIES A NOTES

DESCRIPTION OF THE EXISTING NOTES (CUSIP No. 768369AB6 and ISIN NO. US768369AB61)

Notes Tendered (Attach Additional List(s) if Necessary)

Certificate Numbers	Aggregate Principal Amount Represented	Principal Amount Tendered And As To Which Consents Are Given

Total Principal Amount Tendered:

*
Subject to the terms and conditions of the Offering Circular, all Existing Notes evidenced by any certificate(s) delivered to the Exchange Agent are tendered and related Consents are delivered. See Instruction 3.

ELECTION TO EXCHANGE FOR NEW SERIES B NOTES

DESCRIPTION OF THE EXISTING NOTES (CUSIP No. 768369AB6 and ISIN NO. US768369AB61)

Notes Tendered (Attach Additional List(s) if Necessary)

Certificate Numbers	Aggregate Principal Amount Represented	Principal Amount Tendered And As To Which Consents Are Given

Total Principal Amount Tendered:

*
Subject to the terms and conditions of the Offering Circular, all Existing Notes evidenced by any certificate(s) delivered to the Exchange Agent are tendered and related Consents are delivered. See Instruction 3.

Note: Signatures must be provided below.
Please read the accompanying instructions carefully.

NOTE: ALL TENDERING HOLDERS OF EXISTING NOTES MUST SIGN BELOW
(REGARDLESS OF WHETHER EXISTING NOTES ARE BEING PHYSICALLY
DELIVERED HEREWITH), UNLESS AN AGENT'S MESSAGE IS DELIVERED IN
CONNECTION WITH A TENDER OF EXISTING NOTES BY BOOK-ENTRY TRANSFER

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        By execution hereof, the undersigned hereby acknowledges receipt of the Offer Documents. Upon the terms and subject to the conditions set forth in the Offer Documents, the undersigned hereby tenders to the Authority the aggregate principal amount of Existing Notes indicated in this Letter of Transmittal and consents to the Proposed Amendments and Waiver, as described in the Offering Circular under the heading "Proposed Amendments and Waiver."

        Subject to, and effective upon, acceptance for exchange of, and issuance of New Notes for, Existing Notes tendered herewith in accordance with the terms of the Offering Documents (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby:

        1.     (a) irrevocably sells, assigns and transfers to, or upon the order of, the Authority, all right, title and interest in and to all Existing Notes that are being tendered hereby, (b) waives any and all rights with respect to the Existing Notes (including, without limitation, any existing or past defaults or events of default and their consequences in respect of the Existing Notes and the Existing Indenture), (c) releases and discharges the Authority from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Existing Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Existing Notes or to participate in any redemption or defeasance of the Existing Notes, and (d) irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Existing Notes, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Authority, (ii) present such Existing Notes for transfer on the relevant security register, (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of such Existing Notes (except that the Exchange Agent will have no rights to, or control over, funds from the Authority, except as agent for tendering Holders with respect to the Exchange Consideration and the Consent Consideration, as the case may be); and

        2.     (a) Consents, and hereby delivers such Holder's Consent to (1) the Waiver of (A) existing defaults or events of default, including with respect to the payment of principal and interest, under the Existing Indenture and (B) the right to have the Authority file reports with the Commission under the Existing Registration Rights Agreement, which Waiver shall survive the delivery of the Existing Notes tendered herewith and remain valid for so long as the Existing Registration Rights Agreement shall remain in effect, (2) the termination of the Existing Collateral Agreement and (3) certain amendments described in the Offering Circular under "Proposed Amendments and Waiver" to the Existing Indenture and the Existing Collateral Documents, all as more full set forth in the Supplemental Existing Indenture, an agreement terminating the Existing Collateral Agreement and the Supplemental Existing Collateral Documents; (b) delivers to the Authority and the Exchange Agent this Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and Waiver; and (c) irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such tendered Existing Notes, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver to the Authority as evidence of the undersigned's Consent to the

Proposed Amendments and Waiver and to the execution and delivery of the Supplemental Existing Indenture and Supplemental Existing Collateral Documents, and (ii) as certification that consents to the Proposed Amendments duly executed by Holders have been received.

        The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the principal amount of Existing Notes tendered hereby or represented hereby, to the execution and delivery by the Authority, the Tribe, the Existing Notes Trustee and all other required parties thereto of the Supplemental Existing Indenture and the Supplemental Existing Collateral Documents with respect to such Existing Notes (as required by Section 9.02 of the Existing Indenture) and to the Waiver. The Authority intends to execute and deliver the Supplemental Existing Indenture and Supplemental Existing Collateral Documents with respect to the Notes on or as soon as practicable after the Consent Date if the Requisite Consents have been obtained. "Requisite Consents" means duly executed, and not validly revoked, Consents to the Proposed Amendments from Holders of at least 66 2/3 in aggregate principal amount of the Existing Notes. Under the terms of a Forbearance Agreement with the Authority and the Tribe, holders in the aggregate representing in excess of 60% of the aggregate principal amount of our Existing Notes have agreed to vote in favor of the Proposed Amendments and to tender their Existing Notes into the Offer.

        The undersigned hereby acknowledges that tenders of Existing Notes and corresponding Consents may only be validly revoked prior to the Withdrawal Deadline. No tenders of any Existing Notes may be withdrawn, and no Consents may be revoked, after the Withdrawal Deadline unless the Authority is required by law to permit withdrawal and revocation.

        If the Authority amends or modifies the terms of the Offer or the Consent Solicitation or the information concerning the Offer or the Consent Solicitation in a manner determined by the Authority to constitute a material change to the Holders, the Authority will disseminate additional Offer and Consent Solicitation materials and extend the period of such Offer or, if applicable, the Consent Solicitation, including any withdrawal or revocation rights, to the extent required by law and as the Authority determines necessary. An extension of the Consent Date or Expiration Date will not affect a Holder's withdrawal or revocation rights, unless otherwise provided or as required by applicable law.

        In the event of a termination or withdrawal of the Offer and Consent Solicitation, Existing Notes tendered pursuant to the Offer and Consent Solicitation will promptly be returned to the Holder or credited to such Holder's account through DTC (or the account of such Holder's DTC participant), unless otherwise indicated under "Special Delivery Instructions."

        All withdrawals of tendered Existing Notes and revocations of corresponding Consents are subject to the limitations and requirements described in the Offering Circular under the heading "General Terms of the Offer and Consent Solicitation—Withdrawal of Tenders and Revocation of Consents."

        The undersigned hereby represents and warrants that the undersigned (a) owns the Existing Notes tendered and is entitled to tender such Existing Notes and (b) has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and to deliver the Consent contained herein and that, when the same are accepted for payment by the Authority, the Authority will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Authority to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments and the Waiver.

        The Authority reserves the right not to accept as validly given any certification as to eligibility given by a Holder if we have reason to believe that such certification has not properly been given or is otherwise incorrect. As it may be unlawful in certain jurisdictions to deliver (or be deemed to have delivered) some or all of the Exchange Consideration to Holders, such Holders who are residents, citizens, nationals of or have otherwise some form of connection with certain jurisdictions are required to inform themselves about and observe any applicable legal requirements. It is the responsibility of any such Holder wishing to accept the any of the Exchange Consideration or Consent Consideration to satisfy itself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required and the compliance with any other necessary formalities.

        The undersigned understands that tender of the Existing Notes pursuant to any of the procedures described in the Offering Circular, including the procedures described under the caption "Procedures for Tendering Existing Notes and Delivering Consents," and in this Letter of Transmittal and Instructions hereto, will each constitute a binding agreement between the undersigned and the Authority upon the terms and subject to the conditions set forth in the Offer and Consent Solicitation in effect at the Expiration Date. The undersigned recognizes that the Authority's obligation to accept Existing Notes validly tendered and not withdrawn for exchange is conditioned upon, among other things, obtaining the Requisite Consents, the execution of the Supplemental Existing Indenture and Supplemental Existing Collateral Documents by the Existing Notes Trustee and the satisfaction of the other conditions set forth in the Offering Circular. See "Conditions of this Offer and the Consent Solicitation" in the Offering Circular.

        The undersigned understands and acknowledges that the Offer and Consent Solicitation will expire at the Expiration Date, unless extended. In addition, the undersigned understands and acknowledges that (i) in order to be eligible to receive the Consent Premium, the undersigned must have validly tendered and not validly withdrawn Existing Notes and validly delivered and not validly revoked Consents with respect to such Existing Notes at or prior to the Consent Date, and (ii) in order to be eligible to receive the Exchange Consideration and the Consent Consideration, the undersigned must have validly tendered and not validly withdrawn Existing Notes and validly delivered and not validly revoked Consents with respect to such Existing Notes at or prior to the Expiration Date.

        For purposes of the Offer and Consent Solicitation, the undersigned understands that the Authority will be deemed to have accepted for exchange validly tendered Existing Notes (or defectively tendered Existing Notes with respect to which the Authority has waived such defect) if, as and when the Authority gives verbal (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned understands that, notwithstanding any other provision of the Offer and Consent Solicitation, the Authority's obligation to pay the Total Consideration by issuing New Notes in exchange for Existing Notes validly tendered and not withdrawn and Consents validly delivered and not validly revoked pursuant to the Offer and Consent Solicitation is subject to, and conditioned upon, the satisfaction of certain conditions as described in the Offering Circular under the heading "Conditions to the Offer and Consent Solicitation." The Authority reserves the right, subject to its obligations under the Forbearance Agreements and applicable law, to waive any one or more of those conditions at any time.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of the Existing Notes and this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, or a properly transmitted Agent's Message through ATOP, together with all accompanying evidences of authority and any other required documents in form satisfactory to the

Authority. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Existing Notes and deliveries and revocations of Consents will be determined by the Authority in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned requests that any New Notes issuable to the undersigned as Exchange Consideration, be delivered to the account of the DTC participant at DTC that tendered the Existing Notes in exchange therefor. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Existing Notes not validly tendered or not accepted for exchange (or, in the case of certificated Existing Notes, if any are outstanding and tendered, the untendered aggregate principal amount of Existing Notes represented by such certificate(s)) be credited to the account of the DTC participant at DTC that tendered the Existing Notes (or, in the case of certificated Existing Notes, if any are outstanding and tendered, in the name and at the address of the undersigned as set forth herein).

        The undersigned recognizes that the Authority has no obligation pursuant to the "Special Delivery Instructions" box or "Special Payment Instructions" box to credit any Existing Notes if the Authority does not accept for exchange any of the Existing Notes so tendered. The undersigned acknowledges and agrees that the Authority and the Exchange Agent may in appropriate circumstances defer effecting transfers of Existing Notes or New Notes and may retain such Existing Notes or New Notes, as the case may be, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to them.

  IMPORTANT
  HOLDER(S) SIGN HERE
  (SEE INSTRUCTIONS 1 AND 4)
  (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN OR
  APPROPRIATE IRS FORM W-8, AS APPLICABLE)

Authorized Signature:
Authorized Signature:	Signature(s) of Holder(s)

Dated:

             (Must be signed by registered Holder(s) (or person authorized by registered Holder) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered Holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signed by person(s) to whom the Existing Notes represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. See Instruction 4. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s), agent(s), corporation(s) or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.):

Name:	(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)
(Daytime Telephone Number, including Area Code)
(Employer Identifica- tion or Social Security Number) (See Sub- stitute Form W-9 Included Herewith or Appro- priate IRS Form W-8, as Appli- cable)

SIGNATURE GUARANTEE
(IF REQUIRED-SEE INSTRUCTIONS 1 AND 4)

Authorized Signature:

Name:	(Please Print)

Name of Firm:

Address:	(Include Zip Code and Place Seal Here)

Telephone Number, including Area Code:

Dated:	, 2011

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4, 5 and 6)

              To be completed ONLY if New Notes not exchanged or that are not accepted for exchange are to be issued to the order of someone other than the person(s) whose signature(s) appear(s) above or credited to an account maintained at DTC other than the account designated above.

In the case of Existing Notes held in book-entry form, credit such Existing Notes to the DTC account set forth below:
(DTC Account Number)
Number of Account Party:
In the case of Existing Notes held in certificated form, deliver the certificate(s) evidencing such Existing Notes to:
Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number)
(The person(s) named above must properly complete the Substitute Form W-9 herein, a Form W-8BEN, Form W-8ECI, Form W-8IMY, or Form W-8EXP, as applicable.)

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 4, 5 and 6)

              To be completed ONLY if New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal or to such person or persons at an address or account different from that shown in the boxes entitled "Description of Existing Notes Tendered for Exchange" within this Letter of Transmittal.

Name:	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security Number)
Deliver Exchange Notes by book-entry transfer to the following DTC account:
(DTC Account Number)
Number of Account Party:
(The person(s) named above must properly complete the Substitute Form W-9 herein, a Form W-8BEN, Form W-8ECI, Form W-8IMY, or Form W-8EXP, as applicable.)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer and Consent Solicitation

        1.    Delivery of Letter of Transmittal; Existing Notes and All Other Required Documents.    Except as set forth below, to tender Existing Notes and deliver Consents pursuant to the Offer and Consent Solicitation, physically delivered Existing Notes (or confirmation of a book-entry transfer of the Existing Notes into the account of the Exchange Agent with DTC) and a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal and any other documents required as provided herein must be received by the Exchange Agent at the address set forth above on this Letter of Transmittal at or prior to the Consent Date (in the case of Holders who wish to be eligible to receive the Total Consideration) or at or prior to the Expiration Date, as it may be extended by the Authority (in the case of Holders who wish to be eligible to receive the Total Consideration, other than the Consent Premium). In the case of Existing Notes held through DTC, a Holder may also tender such Existing Notes and deliver Consents pursuant to the Offer and Consent Solicitation by transmitting its acceptance of the Offer and Consent Solicitation through ATOP, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING EXISTING NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ENSURE TIMELY DELIVERY. Except as otherwise provided below, delivery will be made when actually received by the Exchange Agent. This Letter of Transmittal and any other required documents should be sent only to the Exchange Agent, not to the Authority, the trustee under the indenture governing the Existing Notes or DTC.

        Pursuant to authority granted by DTC, any DTC participant that has Existing Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly tender such Existing Notes as though it were the Holder thereof by completing, executing and delivering the Letter of Transmittal or delivering an Agent's Message. Tenders of Existing Notes will be accepted in accordance with the procedures described in the Offering Circular under "The Offer and Consent Solicitation—Procedures for Tendering Existing Notes and Delivering Consents" and otherwise in compliance with this Letter of Transmittal.

        No alternative, conditional or contingent tenders of Existing Notes will be accepted. The Exchange Agent will not accept any tender materials other than the Existing Notes, Letters of Transmittal and DTC participants' Agent's Messages. The Authority does not intend to permit tenders of Existing Notes by guaranteed delivery procedures.

        All tendering Holders of Existing Notes, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an Agent's Message, waive any right to receive any notice of the acceptance of their tender.

        2.    Withdrawal of Tenders.    Tenders of Existing Notes pursuant to the Offer may be validly withdrawn and corresponding Consents delivered pursuant to the Consent Solicitation may be validly revoked at any time on or prior to the Withdrawal Deadline by following the procedures described below.

        Tenders of Existing Notes also may be withdrawn if the Offer is terminated without any Existing Notes being exchanged thereunder. If such a termination occurs, the Existing Notes will be returned to the tendering Holder as promptly as practicable.

        A valid withdrawal of tendered Existing Notes on or prior to the Withdrawal Deadline shall be deemed a valid revocation of the related Consent. A Holder may not validly revoke a Consent unless such Holder validly withdraws the previously tendered Existing Notes to which such Consent relates.

        Any Existing Notes validly tendered on or prior to the Withdrawal Deadline that are not validly withdrawn on or prior to the Withdrawal Deadline may not be withdrawn thereafter, unless this Offer is terminated without any Existing Notes being exchanged or as required by applicable law.

        The Authority may extend or otherwise amend the Consent Date or the Expiration Date or waive conditions to the Offer and Consent Solicitation without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights of the Holders, except as required by law.

        A Holder who validly withdraws previously tendered Existing Notes prior to the Consent Date and does not validly re-tender Existing Notes prior to the Expiration Date will not receive the Exchange Consideration or the Consent Consideration. A Holder who validly withdraws previously tendered Existing Notes and validly re-tenders such Existing Notes prior to the Expiration Date will receive the Exchange Consideration and the Consent Consideration, but the Consent Consideration will only include the Consent Premium if such re-tender is made prior to the Consent Date. A Letter of Transmittal and Consent delivered prior to the Consent Date purporting to tender and not consent to the Proposed Amendments and Waiver will not be valid.

        Subject to applicable regulations of the Commission, if, for any reason whatsoever, acceptance for exchange of or exchange of any Existing Notes tendered pursuant to this Offer is delayed (whether before or after our acceptance for exchange of Existing Notes) or we extend this Offer or are unable to accept for exchange or exchange the Existing Notes tendered pursuant to this Offer, we may instruct the Depositary to retain tendered Existing Notes, and those Existing Notes may not be withdrawn, except to the extent that you are entitled to the withdrawal rights set forth herein and as described in the Offering Circular under the heading "Withdrawal of Tenders and Revocation of Consents."

        If you have tendered Existing Notes and delivered a Consent to the Proposed Amendments and Waiver, you may withdraw those Existing Notes and concurrently revoke those Consents prior to the Withdrawal Deadline by delivering a written notice of withdrawal or revocation subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender or notice of revocation of a Consent to the Proposed Amendments and Waiver or a properly transmitted "Request Message" through DTC's ATOP system must:

  •
  be received by the Depositary at one of the addresses specified on the back cover of this Offering Circular prior to the Consent Date;

  •
  specify the name of the Holder of the Existing Notes to be withdrawn or to which the notice of revocation relates;

  •
  contain the description of the Existing Notes to be withdrawn or to which the notice of revocation relates, the certificate numbers shown on the particular certificates representing such Existing Notes (or, in the case of Existing Notes tendered by book-entry transfer, the number of the account at DTC from which the Existing Notes were tendered and the name and number of the account at DTC to be credited with the Existing Notes withdrawn) and the aggregate principal amount represented by such Existing Notes; and

  •
  be signed by the Holder of the Existing Notes in the same manner as the original signature on the Letter of Transmittal and Consent or be accompanied by documents of transfer sufficient to have the Existing Notes Trustee register the transfer of the Existing Notes into the name of the person withdrawing the Existing Notes or revoking a Consent.

        If the Existing Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of written or facsimile transmission of the notice of withdrawal (or receipt of a Request Message) even if physical release is not yet effected. A withdrawal of Existing Notes or a revocation of a Consent can only be accomplished in accordance with the foregoing procedures.

        A valid withdrawal of Existing Notes prior to the Withdrawal Deadline (without a concurrent valid revocation of a Consent) will render the applicable Consent to the Proposed Amendments and Waiver defective, and a valid revocation of a Consent prior to the Consent Date (without a concurrent valid withdrawal of Existing Notes) will render the tender of Existing Notes defective. If such a withdrawal or revocation occurs, we will have the right, which may be waived, to reject the defective tender of Existing Notes or such defective Consent, as the case may be, as invalid and ineffective. If we waive our rights to reject a defective tender of Existing Notes or a defective Consent, subject to the other terms and conditions set forth in the Offer Documents, you will be entitled to the Exchange Consideration and the Consent Consideration.

        If you withdraw Existing Notes, you will have the right to re-tender them prior to the Expiration Date in accordance with the procedures described in the Offering Circular under "The Offer and Consent Solicitation—Procedures for Tendering Existing Notes and Delivering Consents above for tendering outstanding Existing Notes," but you will only be eligible to receive the Consent Premium if you re-tender Existing Notes and deliver corresponding Consents prior the Consent Date.

        If the Authority amends or modifies the terms of the Offer or the Consent Solicitation or the information concerning the Offer or the Consent Solicitation in a manner determined by the Authority to constitute a material change to the Holders, the Authority will disseminate additional Offer and Consent Solicitation materials and extend the period of such Offer or, if applicable, the Consent Solicitation, including any withdrawal or revocation rights, to the extent required by law and as the Authority determines necessary. An extension of the Consent Date or Expiration Date will not affect a Holder's withdrawal or revocation rights, unless otherwise provided or as required by applicable law.

        3.    Partial Tenders.    If fewer than all of the Existing Notes owned by a Holder are to be tendered, the Holder must fill in the aggregate principal amount of such Existing Notes to be tendered in the column titled "Aggregate Principal Amount Tendered" of the boxes under the heading "Description of Existing Notes Tendered for Exchange." The entire aggregate principal amount represented by the Existing Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.

        4.    Signature Guarantees.    Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor"), unless the Existing Notes tendered thereby are tendered (i) by a Holder of Existing Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Existing Notes) who has not completed either the box entitled "Special Delivery Instructions" or "Special Payment or Issuance Instructions" on the Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Existing Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Existing Notes not accepted for exchange or not tendered are to be returned to a person other than the Holder, then the signatures on the Letters of Transmittal accompanying the tendered Existing Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        5.    Transfer Taxes.    Except as set forth in this Instruction 5, the Authority will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Existing Notes to it, or to its order, pursuant to the Offer and Consent Solicitation. If the box entitled "Special Delivery Instructions" or "Special Payment or Issuance Instructions" on the Letter of Transmittal has been completed then, in any such event, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person(s)) payable on account of the transfer to such person will be deducted from any Total Consideration payable to such Holder, as applicable.

        6.    Special Issuance and Delivery Instructions.    If Existing Notes for unaccepted or untendered Existing Notes are to be issued in the name of a person, or delivered to the account of a person, other than the signer of this Letter of Transmittal, then the "Special Delivery Instructions" box above on this Letter of Transmittal should be completed. If Exchange Notes are to be issued in the name of a person, or delivered to the account of a person other than the signer of this Letter of Transmittal, then the "Special Issuance Instructions" box above on this Letter of Transmittal should be completed. In either case, the taxpayer identification number or social security number of the person named must also be indicated.

        7.    Backup Withholding; Substitute Form W-9; IRS Form W-8BEN, Form W-8ECI, Form W-8IMY, or Form W-8EXP.    Each tendering Holder may be subject to backup withholding at a rate of 28% on any consideration paid pursuant to the Offer and Consent Solicitation unless the Holder (i) establishes that he, she or it is a corporation or other exempt Holder or (ii) provides an accurate taxpayer identification number on the enclosed Substitute Form W-9 and makes the appropriate certifications set forth in the enclosed Substitute Form W-9 under penalties of perjury. Failure to provide the correct information on the enclosed Substitute Form W-9 may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service for each such failure and 28% federal income tax backup withholding on any consideration paid to such U.S. Holder pursuant to the Offer and Consent Solicitation. Each tendering Holder that is a Non-U.S. Holder must submit a properly completed IRS Form W-8BEN, Form W-8ECI, Form W-8IMY, or Form W-8EXP, as applicable, to the applicable withholding agent, certifying, under penalties of perjury, to such Non-U.S. Holder's foreign status in order to establish an exemption from backup withholding. An IRS Form W-8BEN, Form W-8ECI, Form W-8IMY, or Form W-8EXP (or other applicable form) may be obtained from the Exchange Agent or at the IRS website at http://www.irs.gov. Exempt U.S. Holders should complete and return the enclosed Substitute Form W-9 to the applicable withholding agent and check the "Exempt" line in Part II of that form to avoid possible erroneous backup withholding.

        TO COMPLY WITH IRS CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES CONTAINED OR REFERRED TO HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY HOLDERS, FOR THE PURPOSES OF AVOIDING PENALTIES THAT MAYBE IMPOSED ON THEM UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

        8.    Irregularities.    The Authority will in its sole discretion resolve all questions as to tenders and/or Consents, including whether the documentation is complete, the date and time of receipt of a tender, the propriety of execution and delivery of any document or instruction, and other questions as to validity, form, eligibility or acceptability of any tender and/or Consents. The Authority reserves the right to reject any tender and/or Consents not in proper form or otherwise not valid or the acceptance of which may be unlawful, or to waive any irregularities. The Authority's interpretation of the terms and conditions of the Offer and Consent Solicitation will be final and binding. The Authority will not be obligated to give any notice of any defects or irregularities in tenders and/or Consents and shall not incur any liability for failure to give that notice. The Exchange Agent may, but shall not be obligated to, give notice to the tendering Holders of any irregularities or defects in tenders and/or Consents, and shall not incur any liability for any failure to give that notice. Existing Notes will not be deemed to have been duly or validly tendered and/or Consents unless and until all defects and irregularities have been cured or waived to the Authority's satisfaction. All improperly tendered Existing Notes will be returned without cost to the tendering Holder promptly after the Expiration Date, unless the irregularities and defects of that tender are timely cured or waived.

        9.    Waiver of Conditions; Termination of Offer.    The Authority expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer and Consent Solicitation in the case of any Existing Notes tendered, in whole or in part, at any time and from time to time, to the extent permitted by law. The Authority also expressly reserves the absolute right, in its sole discretion, to terminate the Offer and Consent Solicitation at any time for any reason without accepting for exchange any Existing Notes that may have been tendered prior to such termination.

        10.    Requests for Assistance or Additional Copies.    Any questions regarding procedures for tendering Existing Notes or requests for additional copies of the Offering Circular or the Letter of Transmittal should be directed to the Exchange Agent at the address and telephone number set forth on the back cover of the Offering Circular and this Letter of Transmittal. Any questions regarding the terms of the Offer and Consent Solicitation should be directed to the Exchange Agent at the address and telephone number set forth on the back cover of the Offering Circular and this Letter of Transmittal.

        11.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers of the Notes and the principal amounts represented by such Notes should be listed on a separately signed schedule and affixed to this Letter of Transmittal.

PAYER'S NAME: D.F. King & Co., as Exchange Agent

PAYEE INFORMATION (please print or type)
Individual or business name:

Individual or business name:

SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service

Request for Taxpayer	Check appropriate box:	☐ Individual/Sole	☐ Corporation
Identification Number		Proprietor
and Certification		☐ Partnership	☐ Other
☐ Exempt from backup withholding
Address (number, street, and apt. or suite no.):

City, State and Zip code:

Part I: Taxpayer Identification Number ("TIN")	Social security number:
Enter your TIN to the right. For
individuals, your TIN is your social	or
security number. Sole proprietors may	Employer identification number:
enter either their social security
number or their employer identification
number. For other entities, your TIN
is your employer identification number.	☐ Applied For

Part II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct TIN (or, as indicated in Part I, I am waiting for a TIN to be issued to me);
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. person (including a U.S. resident alien).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date	, 2011

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number by the time of payment.

Signature	Date	, 2011

NOTE:
Failure to complete and return this Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer and the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual		The individual	6.	Disregarded entity not owned by an individual	The owner
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, pension trust	Legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Religious, charitable, or educational organization	The organization
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5:	Sole proprietorship or disregarded entity owned by an individual		The owner(3)	10.	Partnership or multi member LLC	The partnership
				11.	Association, club or other tax-exempt organization	The organization
				12.	A broker or registered nominee	The broker or nominee
				13.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you don't have a taxpayer identification number (TIN) or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under Section 501(a), any individual retirement plan, or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

  •
  The United States or any agency or instrumentality thereof.

  •
  A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup with-holding on payments include the following:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a).

  •
  An entity registered al all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments described in Section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451.

  •
  Payments made by certain foreign organizations.

        Exempt payees described above should complete substitute Form W-9 to avoid possible erroneous backup withholding.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

        Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct tax-payer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold federal income tax on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

  Penalties

  (1)
  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  (2)
  Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

  (3)
  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  (4)
  Misuse of Taxpayer Identification Numbers.—If the requester disclosed or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

In order to tender, a holder of Existing Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's ATOP procedures.

The Exchange Agent and Depositary for the Tender Offer and Consent Solicitation is

D.F. King & Co., Inc.
By mail, by hand or by overnight courier:

48 Wall Street, 22nd Floor
New York, New York 10005
Attn: Elton Bagley

By Facsimile (Eligible Institutions Only): (212) 809-8838	For Confirmation by Telephone: (212) 493-6996

Any questions or requests for assistance or for additional copies of the Offering Circular, this Letter of Transmittal, or related documents may be directed to the Information Agent at either of its telephone numbers set forth below. A holder of Existing Notes may also contact such holder's custodian bank, depositary, broker, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Exchange Offer and Consent Solicitation is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers call collect: (212) 269-5550
All others call toll free: (800) 714-3313
Email: RREA@dfking.com

QuickLinks

  Exhibit T3E.2
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9